                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 18, 2003


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)

                       OREGON                                                                                47-0255140
            (State or other jurisdiction                           1-13159                                (I.R.S. employer
                  of incorporation)                        (Commission file number)                       identification no.)

                    ENRON BUILDING
                  1400 SMITH STREET
                    HOUSTON, TEXAS                                                                              77002
       (Address of principal executive offices)                                                               (Zip Code)


       Registrant's telephone number, including area code: (713) 853-6161


                                   ----------

ITEM 5. OTHER EVENTS.

         On September 18, 2003, Enron Corp. (the "Company") and its debtor-in-possession subsidiaries (collectively with the Company, the "Debtors") filed their amended proposed joint Chapter 11 plan (the " Amended Plan") and related disclosure statement (the "Disclosure Statement") with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Also on September 18, 2003, the Company issued a press release announcing the Amended Plan.

         Copies of the Amended Plan and the Disclosure Statement are attached as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The Amended Plan and Disclosure Statement also are currently available at the Company's website located at http://www.enron.com/corp/por/ and the Bankruptcy Court's website located at http://www.nysb.uscourts.gov and at the website maintained at the direction of the Bankruptcy Court at www.elaw4enron.com.

         THE AMENDED PLAN, THE DISCLOSURE STATEMENT AND THIS FORM 8-K, INCLUDING THE EXHIBITS ATTACHED HERETO, MAY CONTAIN STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATION AND, AS SUCH, ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACCORDINGLY, ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO: VARIOUS REGULATORY ISSUES; THE OUTCOME OF THE COMPANY'S CHAPTER 11 PROCESS; RISKS INHERENT IN THE COMPANY'S CHAPTER 11 PROCESS, SUCH AS THE NON-CONFIRMATION OF THE AMENDED PLAN, NON-OCCURRENCE OR DELAYED OCCURRENCE OF THE AMENDED PLAN'S EFFECTIVE DATE OR DELAYED DISTRIBUTION OR NON-DISTRIBUTION OF SECURITIES OR OTHER ASSETS UNDER THE AMENDED PLAN; THE UNCERTAIN OUTCOMES OF ONGOING LITIGATION AND GOVERNMENTAL INVESTIGATIONS INVOLVING THE COMPANY'S OPERATING SUBSIDIARIES AND THE DEBTORS, INCLUDING THOSE INVOLVING FOREIGN REGULATORS AND THE U.S. CONGRESS, THE DEPARTMENT OF JUSTICE, THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), THE DEPARTMENT OF LABOR, THE INTERNAL REVENUE SERVICE, THE PENSION BENEFIT GUARANTY CORPORATION, THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., THE FEDERAL ENERGY REGULATORY COMMISSION, THE COMMODITY FUTURES TRADING COMMISSION, THE FEDERAL TRADE COMMISSION, THE CALIFORNIA AND CONNECTICUT ATTORNEYS GENERAL AND NUMEROUS CONGRESSIONAL COMMITTEES AND STATE AGENCIES; THE UNCERTAIN OUTCOMES OF NUMEROUS LAWSUITS AND CLAIMS; THE EFFECTS OF NEGATIVE PUBLICITY ON THE COMPANY'S OPERATING SUBSIDIARIES' BUSINESS OPPORTUNITIES; THE EFFECTS OF THE DEPARTURE OF PAST AND PRESENT EMPLOYEES OF THE DEBTORS; UNCERTAIN RESOLUTION OF SPECIAL

PURPOSE ENTITY ISSUES; THE PRELIMINARY AND UNCERTAIN NATURE OF VALUATIONS AND ESTIMATES CONTAINED IN THE AMENDED PLAN; FINANCIAL AND OPERATING RESTRICTIONS THAT MAY BE IMPOSED ON AN OPERATING SUBSIDIARY OF THE COMPANY IF THE COMPANY IS REQUIRED TO REGISTER UNDER THE PUBLIC UTILITY HOLDING COMPANY ACT; POTENTIAL ENVIRONMENTAL LIABILITIES; INCREASING COMPETITION AND OPERATIONAL HAZARDS FACED BY THE DEBTORS AND OPERATING SUBSIDIARIES OF THE COMPANY; THE POTENTIAL LACK OF A TRADING MARKET FOR THE SECURITIES DISTRIBUTED TO CREDITORS; UNCERTAINTIES CREATED BY THE LACK OF REPORTED INFORMATION FOR SECURITIES DISTRIBUTED TO CREDITORS AND THE LACK OF INDEPENDENT OPERATING HISTORY OF THE COMPANY'S OPERATING SUBSIDIARIES; ECONOMIC, POLITICAL, REGULATORY AND LEGAL RISKS AFFECTING THE FINANCES AND OPERATIONS OF THE DEBTORS AND THE COMPANY'S OPERATING SUBSIDIARIES; AND THE UNCERTAIN TIMING, COSTS AND RECOVERY VALUES INVOLVED IN THE DEBTORS' EFFORTS TO RECOVER ACCOUNTS RECEIVABLE AND TO LIQUIDATE THE REMAINING ASSETS.

         THE UNITED STATES BANKRUPTCY CODE (THE "CODE") DOES NOT PERMIT SOLICITATION OF ACCEPTANCES OR REJECTIONS OF THE AMENDED PLAN UNTIL THE BANKRUPTCY COURT APPROVES THE DISCLOSURE STATEMENT RELATING TO THE AMENDED PLAN AS PROVIDING ADEQUATE INFORMATION OF A KIND, AND IN SUFFICIENT DETAIL, AS FAR AS IS REASONABLY PRACTICABLE IN LIGHT OF THE NATURE AND HISTORY OF THE DEBTORS AND THE CONDITION OF THE DEBTORS' BOOKS AND RECORDS, THAT WOULD ENABLE A HYPOTHETICAL REASONABLE INVESTOR TYPICAL OF THE HOLDER OF CLAIMS OR INTERESTS OF THE RELEVANT CLASS TO MAKE AN INFORMED JUDGMENT ABOUT THE AMENDED PLAN. NEITHER THE AMENDED PLAN NOR THE DISCLOSURE STATEMENT HAS BEEN APPROVED BY THE BANKRUPTCY COURT AS CONTAINING ADEQUATE INFORMATION UNDER THE CODE FOR USE IN SOLICITATION OF ACCEPTANCES OR REJECTIONS OF THE AMENDED PLAN. ACCORDINGLY, NONE OF THE AMENDED PLAN, THE DISCLOSURE STATEMENT OR THIS 8-K, INCLUDING THE EXHIBITS ATTACHED HERETO, IS INTENDED TO BE, NOR SHOULD THEY IN ANY WAY BE CONSTRUED AS, A SOLICITATION OF VOTES ON THE AMENDED PLAN. THE INFORMATION CONTAINED IN THE DISCLOSURE STATEMENT SHOULD NOT BE RELIED ON FOR ANY PURPOSE BEFORE A DETERMINATION BY THE BANKRUPTCY COURT THAT THE DISCLOSURE STATEMENT CONTAINS ADEQUATE INFORMATION.

         THE INFORMATION CONTAINED IN THE AMENDED PLAN AND THE DISCLOSURE STATEMENT IS NOT TO BE USED FOR INVESTMENT PURPOSES. THE DEBTORS RESERVE THE RIGHT TO AMEND OR SUPPLEMENT THE AMENDED PLAN AND THE DISCLOSURE STATEMENT AT A FUTURE DATE.

         AS EXPLAINED IN A NOVEMBER 8, 2001 FORM 8-K FILED BY THE COMPANY WITH THE SEC, THE PREVIOUSLY ISSUED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997 THROUGH 2000 AND FOR THE FIRST AND SECOND QUARTERS OF 2001 AND THE AUDIT REPORTS

COVERING THE YEAR-END FINANCIAL STATEMENTS FOR 1997 THROUGH 2000 SHOULD NOT BE RELIED UPON. IN ADDITION, AS EXPLAINED IN AN APRIL 22, 2002 FORM 8-K FILED BY THE COMPANY, THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE THIRD QUARTER OF 2001 SHOULD NOT BE RELIED UPON. THE COMPANY CONTINUES TO BELIEVE THAT THE EXISTING COMMON AND PREFERRED STOCK OF THE COMPANY HAVE NO VALUE. HOWEVER, THE AMENDED PLAN PROVIDES THE COMPANY'S STOCKHOLDERS WITH A CONTINGENT RIGHT TO RECEIVE RECOVERY IN THE VERY UNLIKELY EVENT THAT THE AGGREGATE VALUE OF THE COMPANY'S ASSETS EXCEEDS THE TOTAL AMOUNT OF ALLOWED CLAIMS.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         2.1 Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code of the Company and other Debtors and Participants.

         2.2 Debtors' Disclosure Statement for Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code.

         99.1     Press Release, dated September 18, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENRON CORP.


Date: September 18 , 2003              By: /s/ Raymond M. Bowen, Jr.
                                          --------------------------------------
                                          Name:  Raymond M. Bowen, Jr.
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT                    DESCRIPTION
-------                    -----------
2.1               -        Amended Joint Plan of Affiliated Debtors Pursuant to
                           Chapter 11 of the United States Bankruptcy Code of
                           the Company and other Debtors and Participants.

2.2               -        Debtors' Disclosure Statement for Amended Joint Plan
                           of Affiliated Debtors Pursuant to Chapter 11 of the
                           United States Bankruptcy Code.

99.1              -        Press Release, dated September 18, 2003.